Exhibit (d)(1)


NUMBER                                              SHARES
[  ]

                               [LOGO APPEARS HERE]

                         BANCROFT CONVERTIBLE FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that                                 is the owner of


                                                    CUSIP 059695 10 6


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                           PAR VALUE OF ONE CENT EACH

BANCROFT CONVERTIBLE FUND, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                    Dated:


/s/ GARY I. LEVINE              [SEAL OF            /s/ THOMAS H. DINSMORE
    Treasurer                   THE FUND]           Chairman of the Board

Countersigned and Registered:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                    Transfer Agent and Registrar

                                                    Authorized Signature

         For value received, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

________________________________________________________________________________
________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________
_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________

                                         X:_____________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         Certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever.

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